                                                                    EXHIBIT 4.10
                             PLEDGE AND ASSIGNMENT
                             ---------------------

          THIS PLEDGE AND ASSIGNMENT (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT") is made and entered into as of
                                 ---------
August 20, 1997, by ISLE OF CAPRI BLACK HAWK L.L.C., a Colorado limited liability company (the "COMPANY"), whose address is 711 Washington Loop,
                         -------
Biloxi, Mississippi 39350 (fax no.: (601) 435-5998) and ISLE OF CAPRI BLACK HAWK CAPITAL CORP., a Colorado corporation ("CAPITAL CORP" and, together with
                                             ------------
the Company, each a "PLEDGOR" and collectively the "PLEDGORS"), whose address is
                     -------                        --------
711 Washington Loop, Biloxi, Mississippi 39350 (fax no.: (601) 435-5998), in favor of IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, as trustee (the "SECURED PARTY") pursuant to the Indenture referred to below, whose
              -------------
address is One State Street, New York, New York 10004 (fax no.: (212) 858-2952).


                                   WITNESSETH
                                   ----------

          WHEREAS, the Pledgors and the Secured Party have entered into that certain Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "INDENTURE"), pursuant to which the
                                           ---------
Pledgors are issuing their 13% First Mortgage Notes due 2004 With Contingent Interest (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "NOTES"), in the aggregate principal amount of
                           -----
$75,000,000;

          WHEREAS, the Pledgors and the Secured Party have entered into that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), with IBJ Schroder Bank & Trust Company, as
-----------------------
disbursement agent (in such capacity and together with any successors in such capacity, the "AGENT") and the independent construction consultant named
               -----
therein, providing for (i) the Pledgors to deposit certain of the proceeds of the issuance of the Notes into certain accounts to be held by the Agent in trust for the benefit of the Pledgors and pledged to the Secured Party for the benefit of itself and the ratable benefit of the holders from time to time of the Notes (the "HOLDERS") and (ii) the terms and conditions for the disbursement of funds
      -------
held in such accounts. When capitalized and used herein, terms defined in the Disbursement Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Disbursement Agreement;

          WHEREAS, the Pledgors are the owners of the securities (the "PLEDGED
                                                                       -------
SECURITIES") and accounts (the "PLEDGED ACCOUNTS") each listed on Schedule 1
----------                      ----------------                  ----------
attached hereto;

          WHEREAS, each such Pledged Security falls within the definition of Investment Grade Securities or Government Securities utilized in the Disbursement Agreement, and each such Pledged Account constitutes a brokerage or deposit account maintained at a bank or broker acceptable to the Secured Party; and

          WHEREAS, it is a condition precedent to the purchase of the Notes that the Pledgors shall have executed and delivered this Agreement to the Secured Party for itself and the ratable benefit of the Holders to secure the payment and performance of the Obligations (as hereinafter defined).


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Indenture and to induce the Holders to purchase the Notes, the Pledgors hereby agree with the Secured Party for its benefit and the ratable benefit of the Holders as follows:

          1.   Pledge.  Each Pledgor hereby pledges and assigns to the Secured
               ------
Party for its benefit and the ratable benefit of the Holders, and grants to the Secured Party for its benefit and the ratable benefit of the Holders, a security interest in the following collateral (the "PLEDGED COLLATERAL"):
                                           ------------------

               (a) all of such Pledgor's right, title and interest in and to the Pledged Accounts and the Pledged Securities, together with all additions to, replacements of or substitutions for such Pledged Accounts and Pledged Securities and other assets, and all income, interest, and dividends (stock or otherwise) thereon;

               (b) all cash, instruments and other rights, property or proceeds or products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Accounts or the Pledged Securities;

               (c) all deeds of trust and other security (including, without limitation, rights under guarantees or against third parties) for any indebtedness owed under the Pledged Securities;

               (d) all other claims of any kind or nature (including, without limitation, any claims of such Pledgor against any person or entity liable upon or for the payment of any of the foregoing), and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by such Pledgor as owner of any Pledged Account or Pledged Security; and

               (e) to the extent not included in any of the foregoing, all proceeds and products of the foregoing.

          2.   Security for Obligations.  The security interest in the Pledged
               ------------------------
Collateral granted pursuant to this Agreement secures and shall hereafter secure the payment and performance in full when due (whether at stated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all obligations of every type and nature of the

Pledgors to the Secured Party, any other trustee under the Deed of Trust, or any Holder (including, without limitation, any and all amounts which may at any time be or become due and payable and any and all interest accruing after the maturity of the Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and interest, to the extent permitted by law, on the unpaid interest), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, the Notes, the Completion Capital Commitment, this Agreement, the other Collateral Documents, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, premium, interest, fees, Liquidated Damages, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel (including, without limitation, in-house counsel) to the Secured Party or to the Holders that are required to be paid by the Pledgors pursuant to the terms of the Indenture, the Notes, the Completion Capital Commitment, this Agreement, any other Collateral Document, or any other document entered into by the Pledgors, or either of them, in connection with any of the foregoing (collectively, the "OBLIGATIONS"). All
                                                            -----------
payments and performance by the Pledgors with respect to any Obligations shall be in accordance with the terms under which said indebtedness, obligations and liabilities were or are hereafter incurred or created.

          3.   Perfection of Security Interest.  Each Pledgor shall take all
               -------------------------------
steps necessary or appropriate in order to evidence, perfect and protect the security interest herein granted to the Secured Party as a first priority security interest in the Pledged Collateral. Such steps shall include, without limitation, the following:

               (a) Certificated Securities. With respect to any Pledged
                   -----------------------
Collateral consisting of certificated securities, any of the following:

                   (i) Each Pledgor shall deliver, or cause to be delivered, all certificates or instruments representing or evidencing the Pledged Collateral to and to be held by or on behalf of the Secured Party pursuant hereto in suitable form for transfer by delivery, or endorsed to the Secured Party or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

                   (ii) With respect to any such Pledged Collateral credited
to or on deposit in a Pledged Account, each Pledgor shall execute and deliver a Notice of Security Interest substantially in the form of Exhibit A attached
                                                         ---------
hereto to IBJ Schroder Bank & Trust Company or such other bank or broker maintaining the Pledged Account and shall cause the Secured Party to have received a Confirmation from said bank or broker substantially in the form attached hereto as Exhibit B.
                   ---------

               (b) Federal Book-Entry Securities.  With respect to any Pledged
                   -----------------------------
Collateral consisting of "Federal Book-Entry Securities" (as hereinafter defined), the Pledgor: (i) shall execute and deliver a Notice of Security Interest substantially in the form attached hereto as Exhibit A to a financial
                                                      ---------
institution which is acceptable to the Secured Party in its sole discretion and is capable of maintaining a book-entry account with a Federal "Reserve Bank" or a "Federal Reserve Bank" (as such terms are defined in the Code of Federal Regulations (the "C.F.R.") Title 12, Sections 615.5450(i),
                                  ------
912.1(e), 950.4(b) and 1511.1, Title 18 Section 1314.2(k), Title 24, Section
81.91 and 12 U.S.C. (S) 4502, Title 31, Sections 306.115(a) and 354.1(g); and
(ii) shall cause the Secured Party to have received a Confirmation from said financial institution substantially in the form attached hereto as Exhibit B.
                                                                   ---------
For purposes of this Agreement, a "FEDERAL BOOK-ENTRY SECURITY" means any of the
                                   ---------------------------
following:  a Book-entry Security (i.e. a Book-entry Farm Credit Security) as
                                   ----
such term is defined in 12 C.F.R. (S) 615.5450(b), a Book-entry Financial Assistance Corporation Security as referenced in 12 C.F.R. (S) 615.5560(c), a Book-entry Federal Home Loan Bank Security as such term is defined in 12 C.F.R.
(S) 912.1(b), a Book-entry Financing Corporation Obligation as defined in 12 C.F.R. (S) 950.4(b), a Book-entry Funding Corporation Security as such term is defined in 12 C.F.R. (S) 1511.1, a Book-entry TVA Power Security as such term is defined in 18 C.F.R. (S) 1314.2(b), a Book-entry GSE Security as such term is defined in 24 C.F.R. (S) 81.2, an Eligible Book-entry Sallie Mae Security as such term is defined in 31 C.F.R. (S) 354.1(e), or a Book-entry Security (i.e. a
                                                                          ----
Book-entry Treasury Security) as such term is defined in 31 C.F.R. (S) 357.2.

               (c) Non Revised Article 8 Federal Book-Entry Securities. With
                   ---------------------------------------------------
respect to any Pledged Collateral consisting of "Non Revised Article 8 Federal Book-Entry Securities" (as hereinafter defined), the Pledgor: (i) shall execute and deliver a Notice of Security Interest substantially in the form attached hereto as Exhibit A to a financial institution which is acceptable to the
          ---------
Secured Party in its sole discretion and is capable of maintaining a book-entry account with a Federal "Reserve Bank" (as such term is defined in 7 C.F.R. (S) 1901.503(b)(1) and 39 C.F.R. (S) 761.1); and (ii) shall cause the Secured Party to have received a Confirmation from said financial institution substantially in the form attached hereto as Exhibit B. For purposes of this Agreement, a "NON
                            ---------                                     ---
REVISED ARTICLE 8 FEDERAL BOOK-ENTRY TREASURY SECURITY" means a Book-entry FmHA
------------------------------------------------------
as such term is defined in 7 C.F.R. 1901.503(b)(4) or a Book-entry Postal Service security as such term is defined in 39 C.F.R. (S) 761.1(d).

               (d) Other Non-Federal Uncertificated Securities. With respect to
                   -------------------------------------------
any Pledged Collateral consisting of any uncertificated securities (other than securities issued by the federal government or any agency or instrumentality thereof for which a federal statute or regulation provides a method of perfection of a security interest which is different from the Uniform Commercial Code then in effect in the State of New York (the "CODE")), the Pledgor shall
                                                   ----
execute and deliver a Notice of Security Interest substantially in the form attached hereto as Exhibit A to a bank or broker which is acceptable to the
                   ---------
Secured Party in its sole discretion pertaining to said Pledged Collateral and shall cause the Secured Party to have received a Confirmation from said bank or broker substantially in the form attached hereto as Exhibit B.
                                                    ---------

               (e) Other Federal Securities (and Alternative Perfection Methods
                   ------------------------------------------------------------
for Any Securities). With respect to any Pledged Collateral consisting of an
------------------
uncertificated security issued by the federal government or an agency or instrumentality thereof for which a federal statute or regulation provides a method of perfection of a security interest which is different from the Code, other than Federal Book-Entry Securities referred to in Section 3(b) above and
----- ----

Non-Revised Article 8 Federal Book-Entry Treasury Securities referred to in
Section 3(c) above, each Pledgor shall take all steps necessary or appropriate under the Code or any applicable federal statute or regulation in order to effect perfection of the security interest in favor of the Secured Party in the Pledged Collateral as a first priority security interest. Further, as an alternative to the steps for perfection of a first priority security interest set forth in Section 3(a) through 3(d) above with respect to the Pledged Collateral referenced therein, the Pledgors with the prior written consent of the Secured Party may take such other steps as are appropriate and acceptable to the Secured Party in order to perfect such a security interest in favor of the Secured Party. For purposes of determining the steps to be taken under this
Section 3(e), the Pledgors shall provide to the Secured Party, and the Secured Party may rely on, an opinion of counsel to the Pledgors (the expense of which shall be paid by the Pledgors) specifying (i) that the counsel is familiar with the laws applicable to the perfection of security interests in said Pledged Collateral and (ii) the steps required to perfect and maintain a first priority security interest in favor of the Secured Party in said Pledged Collateral.

               (f) Pledged Accounts.  The Secured Party acknowledges that with
                   ----------------
respect to Pledged Securities credited to or on deposit in Pledged Accounts, the Pledgors may list multiple securities in the Notices and Confirmations required pursuant to Sections 3(a) through 3(d) hereof, so long as each such Pledged Security credited to or deposited into a Pledged Account is referenced on at least one Notice and one Confirmation.

               (g) UCC-1. In addition, each Pledgor shall take any additional
                   -----
steps required by the Secured Party in order to evidence, perfect, or protect the security interest in favor of the Secured Party in the Pledged Collateral and any proceeds thereof, including, without limitation, executing financing statements (which financing statements shall list, for such Pledgor, all of the names referenced for such Pledgor in Schedule 2 as the "debtor" thereunder) in
                                     ----------
favor of, and in form and substance satisfactory to, the Secured Party covering the Pledged Collateral, filing said financing statement with the office of the Secretary of State of the States of Mississippi and Colorado (and, if such Pledgor's chief executive office is not located in Mississippi, as indicated on
Schedule 2 hereto, in the appropriate location for filing financing statements
----------
in the state in which such Pledgor's chief executive office is located, as well as with the Office of the Secretary of State of the State of Colorado) and such other governmental offices as the Secured Party may identify. The Secured Party shall have the right, at any time in its discretion and without notice to the Pledgors after the occurrence of an Event of Default, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral.

               (h) Disbursed Funds Account.  The Company acknowledges that the
                   -----------------------
Disbursed Funds Account maintained in the name of the Company at IBJ Schroder Bank & Trust Company (in such capacity, the "Bank") is under the sole dominion and control of the Bank which holds such account and all amounts on deposit in such account as agent for Secured Party for purposes of perfecting the security interest of the Secured Party in such account and all amounts on deposit therein. By signing the acknowledgement on the signature page hereof, the Bank acknowledges that it is holding the Disbursed Funds Account and such amounts on deposit therein as agent for the Secured Party for purposes of perfecting such security interest. The

Secured Party directs the Bank to release funds from the Disbursed Funds Account to honor drafts drawn on such account by the Company until such time as the Secured Party notifies the Bank in writing that a Default or Event of Default has occurred under the Indenture or the Disbursement Agreement.

          4.   Representations and Warranties.  The Pledgors represents and
               ------------------------------
warrants as follows:

               (a) The Pledged Securities have been duly authorized, authenticated or issued and delivered, and are the legal, valid and binding obligations of the obligor thereunder.

               (b) The Pledgors are the legal and beneficial owners of the Pledged Collateral existing on the date hereof and will be the legal and beneficial owners of the Pledged Collateral existing after the date hereof, free and clear of any lien except for the security interest created by this Agreement.

               (c) As of the date hereof, Schedule 1 truly, completely and
                                          ----------
accurately describes the Pledged Accounts and the Pledged Securities. Such Pledged Accounts and Pledged Securities represent all of the "Accounts", "Investment Grade Securities", "Government Securities" and "Proceeds" referred to or described in the Disbursement Agreement.

               (d) The consummation of the steps listed in Section 3 hereof and pertaining to the Pledged Collateral creates a valid and perfected first priority security interest in the Pledged Collateral, securing the performance of the Obligations.

               (e) The security interests created by this Agreement (i) constitute perfected security interests in the Pledged Collateral in favor of the Secured Party, as collateral security for the Obligations, and (ii) are prior to all other Liens on the Pledged Collateral in existence on the date hereof.

               (f) No consent of any other party (including, without limitation, any stockholder, member or creditor of such Pledgor) and no governmental approval is required either (i) for the pledge by the Pledgors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery and performance of this Agreement by the Pledgors or (ii) for the exercise by the Secured Party of the remedies in respect of the Pledged Collateral pursuant to this Agreement.

               (g) Schedule 2, attached hereto and incorporated herein, states,
                   ----------
without exception: (i) the location of each Pledgor's chief executive office;
(ii) such Pledgor's mailing address; and (iii) all the names under which such Pledgor has conducted business.

               (h) The Pledgors have agreed in writing with IBJ Schroder Bank & Trust Company and each other bank or broker with whom the Pledged Accounts are maintained that all monies deposited therein or credited thereto shall not be commingled with the other assets of such bank or broker, but shall be kept intact as a special deposit for a specific purpose.

The monies deposited in or credited to the Pledged Accounts constitute special deposits and not general deposits, so as to create a bailor-bailee (and not a creditor-debtor) relationship between the Pledgors and each such bank or broker.

          5.   Covenants.  The Pledgors hereby covenant as follows:
               ---------

               (a) The Pledgors shall immediately update Schedule 1 to reflect
                                                         ----------
changes from time to time in the Pledged Accounts and the Pledged Securities listed on Schedule 1 on the date hereof and shall promptly provide a copy of
          ----------
each such updated Schedule 1 to the Secured Party.
                  ----------

               (b) At all times after execution and delivery of this Agreement, the security interests created by this Agreement in the Pledged Collateral including, without limitation, the proceeds of any Pledged Securities and any replacement securities purchased, in whole or in part, with such proceeds, will constitute valid perfected first priority security interests therein.

               (c) All Pledged Collateral shall at all times be credited to or held in a Pledged Account except as otherwise provided in the Disbursement Agreement.

          6.   Further Assurances.  Each Pledgor shall at any time and from time
               ------------------
to time, at the expense of such Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

          7.   Subsequent Changes Affecting Collateral; Transfers and Other
               ------------------------------------------------------------
Liens; Additional Indebtedness.
------------------------------

               (a) Each Pledgor represents and warrants to the Secured Party that such Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral, and such Pledgor agrees that the Secured Party shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

               (b) Each Pledgor agrees that it will not, (i) except as permitted by the Indenture, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral except pursuant to this Agreement or (iii) enter into any other contractual obligations which may restrict or inhibit the Secured Party's rights or ability to sell or otherwise dispose of the Pledged Collateral or any part thereof after the occurrence of an Event of Default (as defined below).

               (c) Each Pledgor agrees that it will (i) cause the obligors or issuers of the Pledged Collateral not to issue any other debt or other securities in substitution for the Pledged Collateral except to such Pledgor (or, in the event that such Pledged Collateral is credited to or deposited into a Pledged Account, to such Pledged Account; provided that IBJ Schroder Bank & Trust Company or such other bank or broker maintaining such Pledged Account promptly provides to the Secured Party an additional confirmation in accordance with this Agreement covering said debt or other securities), and (ii) deliver hereunder to the Secured Party, immediately upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any additional Pledged Collateral. The Pledgors hereby authorize the Secured Party to modify this Agreement by unilaterally amending Schedule 1 to include such additional debt or
                                   ----------
other securities.

               (d) Each Pledgor agrees that the Secured Party shall have the right at any time after the occurrence of an Event of Default in its discretion and without notice to the Pledgors or either of them to instruct the issuers or obligors under any Pledged Collateral to make any or all payments and distributions under said Pledged Collateral directly to the Secured Party; provided, however, that if at the time of the Secured Party's receipt of any
--------  -------
such payment, the Company is entitled to receive any portion of said payment in accordance with Section 13 of this Agreement, then the Secured Party promptly upon request from the Company shall deliver said portion of the payment thereto.

               (e) If received by either Pledgor, such payments and distributions shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Secured Party in the same form as so received (with any necessary or requested endorsement).

          8.   Secured Party Appointed Attorney-in-Fact.  Each Pledgor hereby
               ----------------------------------------
irrevocably appoints the Secured Party such Pledgor's attorney-in-fact, which appointment is coupled with an interest, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               (a) to perform any of such Pledgor's obligations under this Agreement in such Pledgor's name or otherwise;

               (b) after the occurrence of an Event of Default to receive, indorse and collect all interest, cash, securities, instruments and other property received or otherwise distributed in respect of the Pledged Collateral or any part thereof;

               (c) after the occurrence of an Event of Default to give notice of such Pledgor's right to payment, to enforce that right and to make extension agreements with respect to it;

               (d) after the occurrence of an Event of Default to release persons liable on rights to payment, to compromise disputes with those persons, and to surrender Pledged Collateral, all as the Secured Party determines in its sole discretion when acting in good faith based on information known to it when it acts;

               (e) to prepare and file financing statements, continuation statements, statements of assignment, termination statements, and the like, as necessary to perfect, protect, preserve, or release the Secured Party's interest in the Pledged Collateral;

               (f) to endorse such Pledgor's name on instruments, securities, documents, or other forms of payment or security that come into the Secured Party's possession;

               (g) to take cash in payment of obligations; and

               (h) to verify information concerning rights to payment by inquiry in its own name or in a fictitious name.

          9.   Secured Party May Perform.  If either Pledgor fails to perform
               -------------------------
any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the applicable Pledgor.

          10.  Secured Party's Duties; Reasonable Care.  The powers conferred on
               ---------------------------------------
the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral. The Secured Party shall have the right to designate a nominee to serve as the Secured Party's agent for the purposes of this Agreement. If the Secured Party chooses to designate a nominee, said nominee shall hold the Pledged Collateral solely for the Secured Party. Said nominee shall not be an agent of the Pledgors and shall have no duty whatsoever to the Pledgors, and the Pledgors shall have no right to instruct said nominee. The Secured Party may evidence designation of the nominee in a manner deemed appropriate by the Secured Party. The Pledgors agree to take such steps as the Secured Party reasonably may request in connection with such designation. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment that is not materially less protective than that which the Secured Party accords its own property, it being expressly agreed that the Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but the Secured Party may do so at its option and all expenses incurred in connection therewith shall be payable by and for the sole account of the Pledgors.

          11.  Default and Remedies.
               --------------------

               (a) The occurrence of an "event of default" under the Indenture or the Disbursement Agreement shall constitute an "EVENT OF DEFAULT" hereunder.
                                                   ----------------
               (b) Upon the occurrence of an Event of Default, the Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Code, and the Secured Party may also, without notice except as specified below, (i) perform any of the obligations of either Pledgor under this Agreement for such Pledgor's account (any money expended or obligations incurred in doing so, including reasonable attorney's fees and disbursements and interest at the then applicable rate of interest on the Notes plus one percent will be charged to the Pledgors and added to the obligation secured by this Agreement); (ii) take immediate possession of the Pledged Collateral; and (iii) sell the Pledged Collateral or any part thereof in one or more parcels at one or more public or private sales, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgors acknowledge and agree that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least seven days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party, in its discretion, if permitted by law, may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase for its account the whole or any part of the Pledged Collateral at any public sale or sale on any securities exchange or other recognized market. Notwithstanding the foregoing, the Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgors agree that upon the occurrence or existence of any Event of Default, the Secured Party may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Secured Party may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors who might be interested in purchasing the Pledged Collateral. The Pledgors acknowledge and agree that any such private sale may result in prices and terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act of 1993, as amended, or under applicable state securities laws, even if the issuers of the Pledged Securities agree to do so.

               (d) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 11 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgors further agree that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Secured Party and the Holders, that the Secured Party and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 11 shall be specifically enforceable against each Pledgor, and the Pledgors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

               (d) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to the Indenture) in whole or in part by the Secured Party against all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds remaining after payment in full of all the Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct; otherwise, the Secured Party shall hold such surplus as further security for the Obligations.

          12.  Remedies Cumulative.  Each right, power and remedy of the Secured
               -------------------
Party provided in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by the Secured Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof.

          13.  Interest on Pledged Securities; Release; Termination.
               ----------------------------------------------------

               (a) Subject to Section 13(b) below, during the term of this
Agreement:

               (i) the Secured Party shall comply in a reasonably prompt manner with any written instructions received from the Pledgors to sell or dispose of any Pledged Securities;

               (ii) Pledged Securities, cash, instruments, property or proceeds or products of any of the foregoing held in the Pledged Accounts may not be disbursed from the Pledged Accounts except to the Company pursuant to the terms of the Disbursement Agreement; and

               (iii) The Pledgors shall instruct and authorize IBJ Schroder Bank & Trust Company and each other bank or broker maintaining a Pledged Account to act upon instructions from the Secured Party with respect to the Pledged Collateral, and not to act upon any instructions from either Pledgor with respect thereto. The Pledgors agree that the failure of the Secured Party to deliver copies of such instructions or authorizations to the Pledgors shall not affect the rights of the Secured Party hereunder.

               (b) Notwithstanding the provisions of Section 13(a) above, the Pledgors shall not have the right, except with the prior written consent of the Secured Party, to receive any interest or any other earnings paid on any Pledged Collateral, or to sell or dispose of any Pledged Securities or receive any sale proceeds therefrom, or to make investment decisions with respect to the Pledged Collateral, or to close any of the Pledged Accounts:

                     (i) if at the time of such payment, sale, or disposition, there exists an Event of Default or circumstances have occurred or exist which with the giving of notice or the passage of time or both would constitute an Event of Default; or

                     (ii) if such sale or disposition is prohibited by any terms or conditions of the Indenture or any other Collateral Document.

               (c) This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until the payment in full of all of the Obligations. At the time of such termination, the Secured Party, at the request and expense of the Pledgors and subject to the provisions of Section 18 below, will execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgors such of the Pledged Collateral as has not yet theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Secured Party hereunder. Such assignment and delivery shall be without warranty by or recourse to the Secured Party, except as to the absence of any prior assignments by the Secured Party of its interest in the Pledged Collateral.

          14.  Amendments, Waivers and Consents.  This Agreement or any
               --------------------------------
provision hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver or termination is sought.

          15.  Notice.  Any notice, approval, consent or other communication
               ------
shall be in the form and manner set forth in Section 11.2 of the Indenture and to the addresses set forth in the preamble to this Agreement. Any party may change its address for notices in the manner set forth in Section 11.2 of the Indenture.

          16.  Transfer of Security.  This Agreement (i) shall be binding upon
               --------------------
each Pledgor, its successors and assigns, and (ii) shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns.

          17.  Waiver.  To the fullest extent it may lawfully so agree, each
               ------
Pledgor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Pledged Collateral; each Pledgor for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Pledged Collateral marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Pledged Collateral as an entirety. Without limiting the generality of the foregoing, each Pledgor hereby: (i) authorizes the Secured Party, in its sole discretion and without notice to or demand upon such Pledgor and without otherwise affecting the Obligations of such Pledgor hereunder from time to time to take and hold other collateral (in addition to the Pledged Collateral) for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Obligations, or any part thereof and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon any Obligations or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof and to release or substitute any endorser or guarantor or any other person granting for or in any way obligated upon any obligations or any part thereof, and (ii) waives and releases any and all right to require the Secured Party to collect any of the Obligations from any specific item or items of the Pledged Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral for any of the Obligations.

          18.  Reinstatement.  This Agreement shall continue to be effective
               -------------
or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party or any bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Pledgor, upon the appointment of any intervenor or conservator of, or trustee or similar official for, either Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          19.  Attorneys' Fees.  In any action or proceeding brought to enforce
               ---------------
any provision of this Agreement, or to seek damages for a breach of any provision hereof, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          20.  Fees and Expenses.  Each Pledgor agrees to pay upon demand to the
               -----------------
Secured Party the amount of any and all costs and expenses including, without limitation, the actual fees and expenses of the Secured Party's counsel (including special and local counsel and allocated costs of internal counsel) and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, including, without limitation, the preparation of this Agreement and any amendment hereof or other modification hereto, (ii) the perfection or maintenance of the Secured Party's first priority security interest in, custody, preservation or sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by either Pledgor to perform or observe any of the provisions hereof; all such amounts shall be included in the indebtedness secured hereunder.

          21.  No Third Party Beneficiaries.  This Agreement shall be binding
               ----------------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

          22.  Severability.  The provisions of this Agreement are severable,
               ------------
and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          23.  Interpretation.  Time is of the essence of each provision of this
               --------------
Agreement of which time is an element. All terms not defined herein shall have the meaning set forth in the Code, except where the context otherwise requires.

          24.  Interaction with the Indenture.
               ------------------------------

               (a) All terms, covenants, conditions, provisions and requirements of the Indenture are incorporated by reference in this Agreement.

               (b) Notwithstanding any other provision of this Agreement, the terms and provisions of this Agreement shall be subject and subordinate to the terms of the Indenture. To the extent that the Indenture provides the Pledgors with a particular cure or notice period, or establishes any limitations or conditions on the Secured Party's actions with regard to a particular set of facts, the Pledgors shall be entitled to the same cure periods and notice periods, and the Secured Party shall be subject to the same limitations and conditions, under this Agreement, as under the Indenture, in place of the cure periods, notice periods, limitations and conditions provided for under this Agreement; provided, however, that such cure periods, notice periods,
           --------  -------
limitations and conditions shall not be cumulative as between the Indenture and this Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture shall govern.

          25.  Statute of Limitations.  Each Pledgor hereby waives the right to
               ----------------------
plead any statute of limitations as a defense to any indebtedness or obligation hereunder or secured hereby to the full extent permitted by law.

          26.  Indemnity; Survival of Provisions.  Each Pledgor shall indemnify,
               ---------------------------------
protect, defend (with counsel approved by the Secured Party) and hold the Secured Party harmless from and against any expenses (including attorneys' fees), damages, obligations, claims, actions, and other liabilities or costs arising out of a breach by such Pledgor of any of its representations, warranties or covenants hereunder. All representations, warranties and covenants of the Pledgors contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Pledgors of their indebtedness and Obligations secured hereby.

          27.  Headings Descriptive.  The headings in this Agreement are for
               --------------------
purposes of reference only and shall not limit or otherwise affect the meaning or construction or any provision of this Agreement.

          28.  Entire Agreement.  This Agreement, together with any other
               ----------------
agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          29.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

          30.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL;
               ----------------------------------------------------------------
WAIVER OF DAMAGES.
-----------------

          (i) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT LAWS THEREOF.

          (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH, THE PLEDGORS AND THE SECURED PARTY AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK BUT THE PLEDGORS AND THE SECURED PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY. EACH PLEDGOR WAIVES AND AGREES TO FOREGO ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iii) EACH PLEDGOR AGREES THAT THE SECURED PARTY SHALL HAVE THE RIGHT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST SUCH PLEDGOR OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY. EACH PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. EACH PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE SECURED PARTY HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

          (iv) THE PLEDGORS AND THE SECURED PARTY EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          (v) EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PLEDGOR AT ITS ADDRESS SET FORTH IN THE PREAMBLE TO THIS AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE SECURED PARTY SHALL HAVE BEEN NOTIFIED IN ACCORDANCE WITH THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 4 DAYS AFTER SUCH MAILING.

          (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER PLEDGOR IN ANY OTHER JURISDICTION.

          (vii) EACH PLEDGOR (I) AGREES THAT THE SECURED PARTY SHALL NOT HAVE ANY LIABILITY TO SUCH PLEDGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY SUCH PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE SECURED PARTY (WHICH JUDGMENT SHALL BE FINAL AND NOT

SUBJECT TO REVIEW ON APPEAL), THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTY CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AND (II) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST THE SECURED PARTY (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE), EXCEPT A CLAIM BASED UPON GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, THE SECURED PARTY SHALL HAVE NO LIABILITY WITH RESPECT TO, AND SUCH PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR, ANY SPECIAL, INDIRECT, CONSEQUENTIAL DAMAGES IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE SECURED PARTY (WHICH JUDGMENT SHALL BE FINAL AND NOT SUBJECT TO REVIEW ON APPEAL), THAT SUCH DAMAGES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTY CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (viii) EACH PLEDGOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. EACH PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN SUCH PLEDGOR AND THE SECURED PARTY.

          IN WITNESS WHEREOF, the Pledgors have caused this Pledge and Assignment to be duly executed and delivered as of the date first above written.


                                    ISLE OF CAPRI BLACK HAWK L.L.C.


                                    By: /s/ Allan B. Solomon
                                       -----------------------------
                                       Name: Allan B. Solomon
                                            ------------------------
                                       Title: Secretary
                                             -----------------------

                                    By: /s/ H. Thomas Winn
                                       -----------------------------
                                       Name: H. Thomas Winn
                                            ------------------------
                                       Title: Vice President
                                             -----------------------

                                    ISLE OF CAPRI BLACK HAWK
                                    CAPITAL CORP.


                                    By: /s/ Allan B. Solomon
                                       -----------------------------
                                       Name: Allan B. Solomon
                                            ------------------------
                                       Title: Secretary
                                             -----------------------

     By acceptance hereof as of this 20th day of August, 1997, the Secured Party also agrees to be bound by the provisions hereof.


                                    IBJ SCHRODER BANK & TRUST
                                    COMPANY, as Trustee


                                    By: /s/ William T. Lynch
                                       --------------------------
                                       Name: William T. Lynch
                                       Title: Vice President



ACKNOWLEDGMENT OF BANK

     By acceptance hereof as of this 20th day of August, 1997, the Bank agrees to be bound by the provisions of Section 3(h) hereof.


                                    IBJ SCHRODER BANK & TRUST
                                    COMPANY, as Agent


                                    By: /s/ William T. Lynch
                                       --------------------------
                                       Name: William T. Lynch
                                       Title: Vice President

                      SCHEDULE 1 TO PLEDGE AND ASSIGNMENT
                      -----------------------------------

                              PLEDGED SECURITIES
                              ------------------



          Bank:  IBJ Schroder B&T/Trust/Attn: Tom McCutcheon
          Address: One State Street, New York, New York 10004
          ABA: 026007825
          Account: Construction Disbursement Account (ISLACAPCONDIS)
          Vendor:  IBJ Schroder Bank & Trust Company
          AMOUNT: $52,216,983.75
          Subject: Deposit funds into Construction Disbursement Account


          Bank: IBJ Schroder B&T/Trust/Attn: Tom McCutcheon
          Address: One State Street, New York, New York 10004
          ABA: 026007825
          Account: Completion Reserve Account (ISLACAPCOMRES)
          Vendor: IBJ Schroder Bank & Trust Company
          AMOUNT: $5,000,000.00
          Subject: Deposit funds into Completion Reserve Account


          Bank: IBJ Schroder B&T/Trust/Attn: Tom McCutcheon
          Address: One State Street, New York, New York 10004
          ABA: 026007825
          Account: Interest Reserve Account (ISLCAPINTRES)
          Vendor: IBJ Schroder Bank & Trust
          Company AMOUNT: $14,129,651.94
          Subject: Deposit funds into Interest Reserve Account

                      SCHEDULE 2 TO PLEDGE AND ASSIGNMENT


          Isle of Capri Black Hawk L.L.C.
          -------------------------------
          1. Pledgor's Chief Executive Office:      711 Washington Loop
                                                    --------------------------
                                                    Biloxi, Mississippi  39350
                                                    --------------------------


          2. Pledgor's Mailing Address:             711 Washington Loop
                                                    ---------------------------
                                                    Biloxi, Mississippi   39350
                                                    ---------------------------


          3. Names under which Pledgor              1. Isle of Capri Black Hawk L.L.C
                                                       ------------------------------
             has conducted business                 2. ______________________
                                                    3. ______________________


          Isle of Capri Black Hawk Capital Corp.
          --------------------------------------


          1. Pledgor's Chief Executive Office:      711 Washington Loop
                                                    ---------------------------
                                                    Biloxi, Mississippi   39350
                                                    ---------------------------

          2. Pledgor's Mailing Address:             711 Washington Loop
                                                    ---------------------------
                                                    Biloxi, Mississippi   39350
                                                    ---------------------------

          3. Names under which Pledgor              1. Isle of Capri Black Hawk Capital Corp.
                                                       -------------------------------------
             has conducted business                 2. ____________________________
                                                    3. ____________________________

                      EXHIBIT A TO PLEDGE AND ASSIGNMENT
                      ----------------------------------

              NOTICE OF SECURITY INTEREST IN SECURITIES ACCOUNTS
              --------------------------------------------------
                                AND INVESTMENTS
                                ---------------


                            ______________, 199____



[INSERT NAME AND ADDRESS OF FINANCIAL INTERMEDIARY, AS APPLICABLE]


Attention:

     Re: Pledge and Assignment of Securities by Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), whose
                                                              -------
          address is 711 Washington Loop, Biloxi, Mississippi  39350 (fax no.:
          (601) 435-5998) and Isle of Capri Black Hawk Capital Corp., a Colorado corporation ("CAPITAL CORP," and, together with the Company, each a
                        ------------
          "DEBTOR" and collectively the "DEBTORS"), whose address is 711
           ------                        -------
          Washington Loop, Biloxi, Mississippi 39350 (fax no.: (601) 435-5998) in favor of IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee (the "SECURED PARTY") pursuant to a Pledge and
                                        -------------
          Assignment dated as of August 20, 1997 (as amended, modified or otherwise supplemented from time to time, the "SECURITY AGREEMENT")
                                                         ------------------
          whose address is One State Street, New York, New York 10004 (fax no.:
          (212) 858-2952),


Gentlemen and Ladies:

          You are hereby notified that the above referenced Debtors have granted to the Secured Party a first priority security interest in and to all of the right, title and interest of the Debtors in and to each of the accounts listed on Exhibit A attached hereto (the "ACCOUNTS") and all investments, securities,
   ---------                       --------
cash, money and other property credited thereto or deposited therein (the

"INVESTMENTS") including, but not limited to, the securities identified on
 -----------
Exhibit A as presently credited thereto or deposited therein (the "SECURITIES").
---------                                                          ----------
More specifically, each Debtor hereby represents, confirms, agrees and irrevocably instructs you as follows:

          1.   Purpose.  This letter constitutes notice to you of said security
               -------
interest pursuant to Sections 8-313 and 9-305 of the Uniform Commercial Code as adopted in the State of New York, the "UCC"). This letter further provides you
                                       ---
with irrevocable instructions concerning the Accounts, the Investments and the Securities. Any Investments constituting "certificated securities" under the terms of the UCC shall be referred to herein as "CERTIFICATED SECURITIES", and
                                                 -----------------------
any Investments constituting "uncertificated securities" under the terms of the UCC shall be referred to herein as "UNCERTIFICATED SECURITIES".
                                    -------------------------

          2.   Representations and Warranties of Debtors.  Each Debtor hereby
               -----------------------------------------
represents and warrants to you that:

          (a) The Company's place of business (or its chief executive office, if the Company has more than one place of business) is located in ___________, ____________ (the "COMPANY STATE") of the United States of America, which
                   -------------
Company State has: adopted the UCC in a format that permits the perfection of a first priority security interest in Certificated Securities (other than Certificated Securities of the type referenced in Section 3(c), 3(d) or 3(e) of the Confirmation (as hereinafter defined) by, among other things, you taking the steps described in Section 3 (the "PERFECTION SECTION") of the form of
                                   ------------------
confirmation ("CONFIRMATION") attached hereto as Exhibit B, and returning said
               ------------
Confirmation (with a copy of this notice attached thereto) to the Secured Party;

          (b) Capital Corp's place of business (or its chief executive office, if Capital Corp has more than one place of business) is located in ___________, ____________ (the "CAPITAL CORP STATE") of the United States of America, which
                   ------------------
Capital Corp State has adopted the UCC in a format that permits the perfection of a first priority security interest in Certificated Securities (other than Certificated Securities of the type referenced in Section 3(c), 3(d) or 3(e) of the Confirmation by, among other things, you taking the steps described in the Perfection Section of the Confirmation, and returning said Confirmation (with a copy of this notice attached thereto) to the Secured Party;

          (c) The Company State [has] [has not] {delete as applicable} adopted Uniform Commercial Code, Revised Article 8, Investment Securities (with Conforming and Miscellaneous Amendments to Articles 1, 3, 4, 5, 9 and 10) 1994 Official Text ("REVISED ARTICLE 8");
                -----------------

          (d) The Capital Corp State [has] [has not] {delete as applicable} adopted Revised Article 8;

          (e) If there are any Uncertificated Securities (other than Uncertificated Securities of the type referenced in Section 3(c), 3(d) or 3(e) of the Confirmation) within the Investments, each of the issuers thereof is organized under the laws of a state within the United States of America, which state has adopted the UCC in a format that permits the perfection of a first priority security interest in Uncertificated Securities by, among other things, you taking the steps described in Section 3 of the Perfection Section of the Confirmation, and returning said Confirmation (with a copy of this notice attached thereto) to the Secured Party;

          (f) Such Debtor has not granted any security interest, right or claim in the Accounts, the Investments or the Securities to any person or entity other than the Secured Party; and

          (g) Such Debtor has executed UCC-1 financing statement(s) in favor of the Secured Party describing the Accounts and the Investments (including the Securities) as the collateral encumbered thereby, and such Debtor has filed the same in the appropriate filing location(s) for UCC financing statements within the Company State or the Capital Corp State, as the case may be.

          3.   Perfection.  With respect to each of the Investments, you shall
               ----------
by ___________, 19__ {insert date acceptable to the Secured Party} take the actions described in the Perfection Section and return a duly executed Confirmation (with a copy of this notice attached thereto) to the Secured Party confirming that such steps have been completed. Further, if any additional Investments from time to time may be credited to or deposited into the Accounts, you shall promptly take the steps described in the Perfection Section and return a duly executed Confirmation (with a copy of this notice attached thereto) to Secured Party confirming that, with respect to such additional Investments, such steps have been completed. Except as set forth in Section 4 below of this notice or as otherwise agreed in writing by the Secured Party, you shall not take any actions which would cause the matters confirmed in the Confirmation no longer to be true and correct in all respects.

          4.   Handling of Proceeds.  You shall hold all interest, earnings,
               --------------------
dividends, distributions, substitutions and other proceeds of, on or with respect to the Investments ("PROCEEDS") for the benefit of the Secured Party,
                             --------
subject to the security interest in the Secured Party's favor, and you shall invest the same only in other Investments for which you have returned a duly executed Confirmation in accordance with Section 3 above. Further, except as otherwise ordered by a court of competent jurisdiction, you shall:

          (a) accept and comply with such instructions with respect to the Accounts and the Investments as you may receive from time to time from the Secured Party including, without limitation, such instructions as the Secured Party may provide concerning (i) the payment or reinvestment of any Proceeds,
(ii) the redemption, transfer, sale, distribution or any other disposition or transaction concerning the Investments or any Proceeds, or (iii) the enforcement of its security interest in the Investments; and

          (b) cease to accept or comply with any instructions with respect to the Accounts or the Investments from either Debtor or any other person or entity (other than the Secured Party) or permit either Debtor or any other person or entity (other than the Secured Party) to in any way exercise control over the Accounts or the Investments; and

          (c) not close any of the Pledged Accounts without giving 30 days' prior written notice to the Secured Party and the Disbursement Agent (as defined below).

          5.   Statements.  You shall send all notices, statements (including,
               ----------
without limitation, the regular monthly statements covering the deposits to and withdrawals from the Accounts, and all debit and credit advises) and all other communications concerning the Accounts and the Securities to (i) the Secured Party at the address set forth above for the Secured Party marked to the attention of _______________, and (ii) IBJ Schroder Bank & Trust Company, as disbursement agent (in such capacity, the "DISBURSEMENT AGENT") under that
                                           ------------------
certain Cash Collateral and Disbursement Agreement, dated as of August __, 1997, among the Debtors, the Disbursement Agent and the independent construction consultant named therein, at One State Street, New York, New York 10004, Attention: _____________. The Secured Party or the Disbursement Agent party may change its address for notices by written instruction to you.

          6.   Exculpation.  Each Debtor agrees that you shall not be liable to
               -----------
the Debtor for complying in good faith with the instructions contained herein or failing to comply with any contrary or inconsistent instructions that may subsequently be issued by such Debtor. Each Debtor further agrees to hold you harmless and indemnify you against any claim or loss arising out of any actions or omissions taken by any person in reliance on or compliance with the instructions and authorizations contained herein.

          7.   Joint and Several Obligations.  Notwithstanding any other
               -----------------------------
provision to the contrary herein, the representations, warranties, covenants and other obligations of the Pledgors hereunder shall be deemed joint and several.

          8.   Miscellaneous.  The rights and obligations of the Debtors, the
               -------------
Secured Party and you with respect to the transactions contemplated hereby shall be governed by New York law. If you receive notice of any adverse claim of any person or entity other than the Secured Party in the Accounts or the Investments, you shall promptly provide written notice thereof to the Secured Party and the Disbursement Agent. Confirmations and notices to be sent to the Secured Party and the Disbursement Agent hereunder shall be sent to the addresses set forth above for the Secured Party and the Disbursement Agent or to such alternative addresses as the Secured Party and the Disbursement Agent may elect in a writing delivered to you. The Secured Party and the Disbursement Agent may rely upon the representations, confirmations, agreements and instructions set forth herein, and said representations, confirmations, agreements and instructions may not be amended or terminated except with the prior written consent of the Secured Party [and the Disbursement Agent]. In the event of a dispute hereunder or under the Confirmation, the prevailing party shall be entitled to an award of its attorneys' fees and other costs.

                  [Remainder of page deliberately left blank]

                                    Very truly yours,

                                    ISLE OF CAPRI BLACK HAWK L.L.C.


                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________


                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________



GUARANTEES OF SIGNATURES

Authorized Signature

By:_________________________        Address:____________________________
Title:______________________                ____________________________

Dated:______________________        Dated:______________________________


Authorized Signature

By:_________________________        Address:____________________________
Title:______________________                ____________________________

Dated:______________________        Dated:______________________________


Authorized Signature

By:_________________________        Address:____________________________
Title:______________________                ____________________________

Dated:______________________        Dated:______________________________


                                    ISLE OF CAPRI BLACK HAWK CAPITAL CORP.

                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________


GUARANTEE OF SIGNATURE

Authorized Signature

By:_______________________          Address:____________________________
Title:____________________                  ____________________________

Dated:____________________          Dated:______________________________

                   EXHIBIT A TO NOTICE OF SECURITY INTEREST
                   ----------------------------------------

                           ACCOUNTS AND INVESTMENTS
                           ------------------------


{List Accounts (including account name, account number and any other information necessary to sufficiently identify each such Pledged Account) and, on an Account by Account basis, the respective Investments credited thereto or deposited therein}

{Accounts: Interest Reserve Account, the Completion Reserve Account, the Construction Disbursement Account, and the Disbursed Funds Account}

                      EXHIBIT B TO PLEDGE AND ASSIGNMENT
                      ----------------------------------

                             FORM OF CONFIRMATION
                             --------------------


          The undersigned hereby represents, confirms and agrees as follows for the benefit of IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee ("SECURED PARTY"):
                          -------------

          1.   Notice of Security Interest.  This Confirmation is delivered
               ---------------------------
pursuant to that certain Notice of Security Interest in Securities Accounts and Investments executed by Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY") and Isle of Capri Black Hawk Capital Corp., a
                        -------
Colorado corporation ("CAPITAL CORP" and, together with the Company, each a
                       ------------
"DEBTOR" and collectively the "DEBTORS") and directed to the undersigned, a copy
-------                        -------
of which is attached (the "NOTICE OF SECURITY INTEREST").
                           ---------------------------

          2.   Confirmation of Accounts and Investments.  {check appropriate box
               ----------------------------------------

     [_] This Confirmation constitutes the first Confirmation provided by the undersigned pursuant to the Notice of the Security Interest. The undersigned confirms that: (a) each of the Accounts described in Exhibit A
                                                                      ---------
     is identified on the books of the undersigned as being held in the name of IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee, as secured party under that certain Pledge and Assignment executed by the Debtors in favor of the Secured Party dated as of August 20, 1997;
     (b) each of the Investments listed on Exhibit A to the Notice of Security
                                           ---------
     Interest also is listed on Exhibit 1 attached hereto: (c) Exhibit 1
                                ---------                      ---------
     attached hereto accurately describes all of the respective Investments presently credited to or deposited into the Accounts listed thereon; and
     (d) except for the interests of the Debtors as owners thereof and the security interest of the Secured Party therein, the undersigned is not aware of and does not have notice of any other interest or adverse claim in said Accounts or Investments.

     [_] This Confirmation constitutes the second or subsequent Confirmation provided by the undersigned pursuant to the Notice of Security Interest. The undersigned confirms that: (a) each of the Accounts described in

     Exhibit 1 attached hereto is identified on the books of the undersigned as
     ---------
     being held in the name of IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee, as secured party under that certain Pledge and Assignment executed by the Debtors in favor of Secured Party dated as of August 20, 1997; (b) Exhibit 1 attached hereto accurately describes all
                             ---------
     of the respective Investments presently credited to or deposited into the Accounts listed thereon; and (c) except for the interests of the Debtors as owners thereof and the security interest of the Secured Party therein, the undersigned is not aware of and does not have notice of any other interest or adverse claim in said Accounts or Investments.

          3.   Perfection.  The undersigned confirms the following with respect
               ----------
to the Investments referenced in Section 2 of this Confirmation:

          (a) With respect to each such Investment constituting a Certificated Security (other than a Certificated Security issued by the federal government or any agency or instrumentality thereof for which a federal statute or regulation provides a method of perfection of a security interest which is different from the UCC), the undersigned qualifies under and has taken the actions described in Section 3(a)(i), (ii) or (iii) below, as indicated on
Exhibit 1 attached hereto:
---------

          (i) The undersigned is a "financial intermediary" (as such term is used in Article 8 of the UCC), and the undersigned has acquired actual possession of the Certificated Security specially indorsed to or issued in the name of the Secured Party [Perfection pursuant to UCC (S)(S) 8-302(1)(c) and 8-313(1)(c)]; or

          (ii) The undersigned is a "financial intermediary" (as such term is used in Article 8 of the UCC), but is not a "clearing corporation" (as such term is used in Article 8 of the UCC), the Certificated Security is in the undersigned's possession and the undersigned has by book-entry or otherwise identified the Certificated Security as belonging to, or subject to, a limited interest in favor of the Secured Party [Perfection pursuant to UCC
     (S)(S) 8-302(1)(c) and 8-313(1)(d)(i)]; or

          (iii) The undersigned is a "clearing corporation" (as such term is used in Article 8 of the UCC) and:

                 (A) the undersigned or a "custodian" (as such term is used in Article 8 of the UCC) or a nominee of either subject to the control of the undersigned has custody of the Certificated Security;

                 (B) the Certificated Security is in bearer form or indorsed in blank by an appropriate person in favor of, or is registered in favor of, the undersigned or such custodian or nominee; and

                 (C) immediately prior to the undersigned's receipt of the Notice of Security Interest (or, if later, immediately upon the undersigned's acquisition of custody of the Certificated Security in the manner described in clauses (A) and (B) above), the Certificated Security was shown in the books of the undersigned as being owned by the Debtors, free and clear of any other interests or adverse claims, and the undersigned since has made appropriate entries in its books (1) to decrease the amount (as measured in amount of obligation or number of shares or other rights of the Certificated Security listed on Exhibit 1 as encumbered
                                                         ---------
     in favor of the Secured Party) of the Certificated Security identified in the books of the undersigned as being held by the Debtors free and clear of the security interest in favor of the Secured Party, and (2) to increase the amount (as measured in amount of obligation or number of shares or other rights of the Certificated Security listed on Exhibit 1 as encumbered
                                                         ---------
     in favor of the Secured Party) of the Certificated Security identified in the books of the undersigned as being held in the appropriate Account referenced in Section 2 hereof as containing such amount of Certificated Security. [Perfection pursuant to UCC (S)(S) 8-302(1)(c), 8-313(1)(g) and 8-320(1)(a) and (b).]

          (b) With respect to any such Investment constituting Uncertificated Securities (other than Uncertificated Securities issued by the federal government or any agency or instrumentality thereof for which a federal statute or regulation provides a method of perfection of a security interest which is different from the UCC), the undersigned qualifies as a "clearing corporation" (as such term is used in Article 8 of the UCC) and the undersigned has taken the following actions, as indicated on Exhibit 1 hereto:
                                   ---------

          (i) the Uncertificated Security has been issued by an issuer organized under the laws of a state within the United States of America whose laws permit a pledge of the Uncertificated Securities to be perfected by registration of the pledge on the books of the issuer or its transfer agent;

          (ii) the Uncertificated Security has been registered on the books of the issuer or its transfer agent in the name of the undersigned (or in the name of another "clearing corporation" or "custodian" (as such terms are used in the Article 8 of the UCC), or a nominee of either of them, but in each such case only if the entity is acting under and subject to the undersigned's control), and in connection therewith the undersigned has received a written initial transaction statement (of the type contemplated by, and complying with the requirements of, Section 8-408 of the UCC) from, and signed by or on behalf of, said issuer or transfer agent confirming:
     (A) the description of the issue of which the Uncertificated Security is a part; (B) the number of shares or units pledged; (C) the name, address, and taxpayer identification number, if any, of the Debtors and the Secured Party, (D) that, immediately after registration of said pledge, there were no liens, restrictions or adverse claims (as to which the issuer or transfer agent issuing the statement had a duty to disclose under Section 8-403 of the UCC or otherwise) with respect to the Uncertificated Security; and (E) the date that the pledge was registered; and

          (iii) immediately prior to the undersigned's receipt of the Notice of Security Interest (or, if later, immediately upon the registration of the Uncertificated Security in the manner described in clauses (i) and (ii) above), the Uncertificated Security was shown in the books of the undersigned as being owned by the Debtors, free and clear of any other interests or adverse claims, and the undersigned since has made appropriate entries in its books (A) to decrease the amount (as measured in amount of obligation or number of shares or other rights of the Uncertificated Security listed on Exhibit 1 as encumbered in favor of the Secured Party)
                        ---------
     of the Uncertificated Security identified in the books of the undersigned as being held by the Debtors free and clear of the security interest in favor of the Secured Party, and (B) to increase the amount (as measured in amount of obligation or number of shares or other rights of the Uncertificated Security listed on Exhibit 1 as encumbered in favor of the
                                       ---------
     Secured Party) of the Certificated Security identified in the books of the undersigned as being held in the appropriate Account referenced in Section 2 hereof as containing such amount of Certificated Security. [Perfection pursuant to UCC (S)(S) 8-302(1)(b) and (c), 8-313(1)(g), 8-320(1)(c), 8-408
     and 9-103(b).]

          (c)    Federal Book-Entry Securities.  With respect to any Pledged
                 -----------------------------
Collateral consisting of "Federal Book-Entry Securities" (as hereinafter defined), the undersigned qualifies and has taken all actions described in
Section 3(c)(i), (ii) or (iii) below, as indicated on Exhibit 1 attached hereto:
                                                      ---------

          (i) the undersigned has become the "entitlement holder" (as such term is used in Article 8 of the applicable Uniform Commercial Code) [Perfection pursuant to 12 C.F.R. (S)(S) 615.5453 and 615.5454(c)(2), (S)
     615.5560(c) and (S)(S) 912.3 and 912.4(c)(2), (S) 950.4(b) and (S)(S)
     1511.3 and 1511.4(c)(2), 18 C.F.R. (S)(S) 1314.4 and 1314.5(d), 24 C.F.R.
     (S)(S) 81.92 and 81.93(c)(2), 31 C.F.R. (S)(S) 354.4(c)(2) and 354.3, and
     (S)(S) 357.11 and 357.12(c)(2) and applicable Uniform Commercial Code 8-106(d)(1)]; or

          (ii) the undersigned is a "securities intermediary" and has agreed in writing that it will comply with "entitlement orders" (as such terms are used in Article 8 of the applicable Uniform Commercial Code) given by the Secured Party without further consent of the Debtors [Perfection pursuant to 12 C.F.R. (S)(S) 615.5453 and 615.5454(c)(2), (S) 615.5560(c) and (S)(S)
     912.3 and 912.4(c)(2), (S) 950.4(b) and (S)(S) 1511.3 and 1511.4(c)(2), 18
     C.F.R. (S)(S) 1314.4 and 1314.5(d), 24 C.F.R. (S)(S) 81.92 and 81.93(c)(2),
     31 C.F.R. (S)(S) 354.4(c)(2) and 354.3, and (S)(S) 357.11 and 357.12(c)(2)
     and applicable Uniform Commercial Code 8-106(d)(1)]; or

          (iii) pursuant to a specific requirement of federal law or an agreement with a Federal "Reserve Bank" or a "Federal Reserve Bank" (as such terms are defined in 12 C.F.R. (S)(S) 615.5450(i), 912.1(e), 940.4(b)
     and 1511.1, 18 C.F.R. (S) 1314.2(k), 24 C.F.R. (S) 81.91, 31 C.F.R. (S)(S)
     354.1(g) and 306.115(a)) or a "Federal Reserve Bank Operating Circular," (as such term is defined in 12 C.F.R. (S)(S) 615.5450(j), 912.1(f),
     940.4(b) and 1511.1, 18 C.F.R. (S) 1314(l), 24 C.F.R. 81.2, 31 C.F.R.
     (S)(S) 354.1(h) and 357.2) a Federal Reserve Bank has marked its books to record the security interest in such Book-Entry Treasury Securities in favor of the Secured Party [Perfection pursuant to 12 C.F.R. (S)(S) 615.5454(c)(1), 912.4(c)(1), 950.4(b) and 1511.4(c)(1), 18 C.F.R. (S)
     1314.5(c), 24 C.F.R. (S) 81.93(c)(1), 31 C.F.R. (S)(S) 354.4(c)(1) and
     357.12(c)(1)]

For the purposes of this Section 3(c) only, references to the "applicable Uniform Commercial Code" shall mean, (i) in the case of the Company, the Company State (as defined in the Notice of Security Interest) if such state has adopted Revised Article 8 (as defined in the Notice of Security Interest) and otherwise Revised Article 8, and (ii) in the case of Capital Corp, the Capital Corp State (as defined in the Notice of Security Interest) if such state has adopted Revised Article 8 and otherwise Revised Article 8 [Pursuant to 12 C.F.R. (S)(S) 615.5453(c) and (d), (S) 615.5560(c), (S)(S) 912.3(c) and (d), (S) 950.4 and
(S)(S)1511.3(c) and (d), 18 C.F.R. (S) 1314.4(d), 24 C.F.R. (S)(S) 81.92(c) and
(d), 31 C.F.R. (S)(S) 354.3(c) and (d) and (S)(S) 357.11(c) and (d)].

For purposes of this Agreement, a "FEDERAL BOOK-ENTRY SECURITY" means any of the
                                   ---------------------------
following:  a Book-entry Security (i.e. a Book-entry Farm Credit Security) as
                                   ----
such term is defined in 12 C.F.R. (S) 615.5450(b), a Book-entry Financial Assistance Corporation Security as referenced in 12 C.F.R. (S) 615.5560(c), a Book-entry Federal Home Loan Bank Security as such term is defined in 12 C.F.R.
(S) 912.1(b), a Book-entry Financing Corporation Obligation as defined in 12 C.F.R. (S) 950.4(b), a Book-entry Funding Corporation Security as such term is defined in 12

C.F.R. (S) 1511.1, a Book-entry TVA Power Security as such term is defined in 18 C.F.R. (S) 1314.2(b), a Book-entry GSE Security as such term is defined in 24 C.F.R. (S) 81.2, a Book-entry Security (i.e. a Book-entry Treasury Security) as
                                        ----
such term is defined in 31 C.F.R. (S) 357.2 or an Eligible Book-entry Sallie Mae Security as such term is defined in 31 C.F.R. (S) 354.1(e).

          (d)    With respect to any such Investment constituting a Non Revised
Article 8 Federal Book-Entry Security, the undersigned qualifies under and has taken the actions described in Section 3(d)(i) or (ii) below, as indicated on
Exhibit 1 attached hereto:
---------

          (i) The undersigned qualifies as a financial institution capable of maintaining a book-entry account with a Reserve Bank (as such term is defined in the Code of Federal Regulations (the "C.F.R.") Title 7, Section
                                                      ------
     1901.503(b)(1) and Title 39, Section 761.1(a) located within New York, the Non Revised Article 8 Federal Book-Entry Security has been transferred to the undersigned and is identified as within the book-entry account which the undersigned maintains at said Reserve Bank. [Perfection pursuant to UCC (S) 8-321(5), [1 C.F.R. (S) 462.4(a)], 7 C.F.R. (S) 1901.506(c)(1) and
     39 C.F.R. (S) 761.4(a)]

          (ii) The undersigned does not qualify as a financial institution capable of maintaining a book-entry account with a Reserve Bank (as such term is defined in 7 C.F.R. (S) 1901.503(b)(1) and 39 C.F.R. (S) 761.1(a)),
     but (A) the Security has been transferred to a financial institution located within New York capable of maintaining a book-entry account with a Reserve Bank located within New York, (B) is identified as within the book-entry account which said financial institution maintains at said Reserve Bank, (C) the undersigned has received confirmation reasonably satisfactory to the undersigned that such Non Revised Article 8 Federal Book-Entry Security has been registered in the records of said financial institution in the name of the undersigned, and (D) the undersigned either:

                 (1) qualifies as a "financial intermediary" (as such term is used in Article 8 of the UCC), but is not a "clearing corporation" (as such term is used in Article 8 of the UCC) [Perfection pursuant to UCC (S) 8-321(5), 7 C.F.R. (S) 1901.506(c)(2) and 39 C.F.R. (S) 761.4(b), and UCC
     (S)(S) 8-302(1)(c) and 8-313(1)(d)(i)]; or

                 (2) qualifies as a "clearing corporation" (as such term is used in Article 8 of the UCC) and immediately prior to the undersigned's receipt of the Notice of Security Interest (or, if later, immediately upon the undersigned's causing such Non Revised Article 8 Federal Book-Entry Security to be registered in the records of said financial institution referenced in section 3(c)(ii) above in the name of the undersigned), such Non Revised Article 8 Federal Book-Entry Security was shown in the books of the undersigned as being owned by the Debtors, free and clear of any other interests or adverse claims, and the undersigned since has made appropriate entries in its books (a) to decrease the amount (as measured in amount of obligation or number of shares or other rights of the Non Revised Article 8 Federal Book-Entry Security listed on Exhibit 1 as encumbered in favor of
                                           ---------
     the Secured Party) of the Non Revised Article 8 Federal

     Book-Entry Security identified in the books of the undersigned as being held by the Debtors free and clear of the security interest in favor of the Secured Party, and (b) to increase the amount (as measured in amount of obligation or number of shares or other rights of the Non Revised Article 8 Federal Book-Entry Security listed on Exhibit 1 as encumbered in favor of
                                           ---------
     the Secured Party) of the Non Revised Article 8 Federal Book-Entry Security identified in the books of the undersigned as being held in the appropriate Account referenced in Section 2 hereof as containing such amount of Non Revised Article 8 Federal Book-Entry Security. [Perfection pursuant to UCC
     (S) 8-321(5), 7 C.F.R. (S) 1901.506(c)(2), 39 C.F.R. (S) 761.4(b), and UCC
     (S)(S) 8-302(1)(c), 8-313(1)(g) and 8-320(1)(a)]

For purposes of this Agreement, a "NON REVISED ARTICLE 8 FEDERAL BOOK-ENTRY
                                   ----------------------------------------
SECURITY" means a Book-entry FmHA as such term is defined in 7 C.F.R.
--------
1901.503(b)(4) or a Book-entry Postal Service security as such term is defined in 39 C.F.R. (S) 761.1(d).

          (e) With respect to any such Investment constituting a Certificated or Uncertificated Security issued by the federal government or any agency or instrumentality thereof for which a federal statute or regulation provides a method for perfection of the security interest different from those specified in the UCC (other than a Federal Book-Entry Security of the types described in
Section 3(c) above and a Non Revised Article 8 Book-Entry Federal Security of the type described in Section 3(d) above), the undersigned has obtained an opinion of counsel describing the steps to be taken in order to provide the Secured Party with a first priority security interest therein, a copy of which is attached hereto, and the undersigned has taken all such steps, as indicated on Exhibit 1 attached hereto. [Perfection pursuant to UCC (S) 8-321(5) and other
   ---------
applicable requirements]

          4.   Instructions.  The undersigned shall comply with the instructions
               ------------
set forth in the Notice of Security Interest. In particular: (a) the undersigned agrees to take such further actions as the Secured Party reasonably may request from time to time in order to assure the continued perfection and priority of the Secured Party's first priority security interest in the Securities; (b) the undersigned agrees to take such steps as the Secured Party may request with respect to enforcement of the security interests granted to the Secured Party; and (c) the undersigned agrees that the Secured Party may replace the undersigned at any time by notification in writing of such replacement, and the undersigned shall take such steps as the Secured Party may request to dispose of or transfer the Securities.

          5.   Waiver.  The undersigned waives and releases any and all liens,
               ------
claims, encumbrances and rights of setoff which it may have in the Accounts and the Investments, including all rights of offset, deduction and liens (whether statutory or otherwise) afforded by law, agreement or otherwise against the Accounts and/or the Investments.

          6.   Miscellaneous.  The rights and obligations of the Debtors, the
               -------------
Secured Party and the undersigned shall be governed by New York law. The Secured Party may rely upon the representations, confirmations, and agreements set forth herein, and said representations, confirmations and agreements may not be amended or terminated except with the written consent of the Secured Party. In the event of a dispute hereunder or under the

Notice of Security Interest, the prevailing party shall be entitled to an award of its attorneys' fees and other costs.

Date:_______________, 199__       _____________________________________________


                                  By:__________________________________________
                                  Name:________________________________________
                                  Title:_______________________________________

                           EXHIBIT 1 TO CONFIRMATION
                           -------------------------

                           ACCOUNTS AND INVESTMENTS
                           ------------------------


{List Investments, by Account}

===================================================================================================================
Account      Security or Cash    Certificated or Uncertificated    Qualification/Actions for perfection, by
                                 {check appropriate box}           reference to Section in Confirmation
                                                                   {check appropriate box}
-------------------------------------------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
-------------------------------------------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
--------------------------------- ---------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
-------------------------------------------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
--------------------------------- ---------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
--------------------------------- ---------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
 ------------------------------------------------------------------------------------------------------------------
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  [_]3(e)
                                 [_]Certificated                   [_]3(a)(i)  [_]3(a)(ii)  [_]3(a)(iii)  [_]3(b)
                                 [_]Uncertificated                 [_]3(c)(i)  [_]3(c)(ii)  [_]3(d)(i)
                                                                   [_]3(d)(ii) [_]3(d)(ii)  3(e)
 ==================================================================================================================

                                       2